UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2021

DSS, INC.

(Exact name of registrant as specified in its charter)

New York	001-32146	16-1229730
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6 Framark Drive Victor, New York	14564
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (585) 325-3610

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Common Stock, $0.02 par value per share	DSS	The NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD

On November 4, 2021, the DSS issued a press release (the “DSS Press Release”) describing AMRE’s acquisition of three hospitals located in Fort Worth, Texas, Plano, Texas and Pittsburgh, Pennsylvania.

A copy of the DSS Press Release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K. The information contained in DSS Press Release shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The furnishing of the information in the DSS Press Release is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information contained in the DSS Press Release constitutes material investor information that is not otherwise publicly available.

Item 8.01 Other Events

On October 29, 2021, American Pacific Bancorp, Inc. (the “Company”), a majority owned subsidiary of DSS, Inc. (“DSS”), entered into a subscription agreement (the “Subscription Agreement”) with American Medical REIT Inc., (“AMRE”), pursuant to which AMRE issued a convertible promissory note (the “Note”) in favor of the Company in the principal sum of $13,940,340. The principal sum of the Note is due on demand, and in the absence of any demand by the Company is due twenty-five (25) months from the date of issuance (the “Maturity Date”). Interest on the outstanding balance of the Note accrues at a rate of eight percent (8.00%) per annum and is to be payable in cash quarterly in arrears commencing on the 29th day of January 2022, and continue on the 29th day of each April, July, October and January thereafter through Maturity. AMRE may prepay or repay all or any portion of the Note in cash upon thirty (30) days written notice to the Company, without premium or penalty. At the option of the Company, the unpaid principal and interest balance on the Note may be converted, in whole or in part, at any time on or before the Maturity Date, into fully-paid and non-assessable shares of common stock par value $0.001 per share (“Common Stock”) of AMRE at a conversion rate equal to $10.00 per share.

The foregoing summary of the Subscription Agreement and the Note is subject to, and qualified in its entirety by, the terms of the Subscription Agreement and the Note.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit
Number	Exhibit

99.1	Press Release dated November 4, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

DOCUMENT SECURITY SYSTEMS, INC.

Dated: November 5, 2021	By:	/s/ Frank D. Heuszel
	Name:	Frank D. Heuszel
	Title:	Chief Executive Officer and Interim Chief Financial Officer